SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): June 12, 1996
                                                          ---------------


                         General Instrument Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     1-5442                     13-3575653
       --------                     ------                     ----------
   (State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
    of incorporation)                                       Identification No.)




  8770 West Bryn Mawr Avenue, Chicago,  Illinois                    60631
  ------------------------------------------------                  -----
  (Address of principal executive office)                         (Zip Code)


                                 (312)-695-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5   Other Events

The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated June 12, 1996 (such press release being Exhibit 99 attached hereto).

Item 7   Financial Statements and Exhibits

         (c)      Exhibits

         99       Registrant's press release dated June 12, 1996

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GENERAL INSTRUMENT CORPORATION



                                            By:  /s/Paul J. Berzenski
                                                 ------------------------------
                                                 Paul J. Berzenski
                                                 Vice President and  Controller







DATE:  June 12, 1996

                                  EXHIBIT INDEX


                                                                    Sequential
                                                                    Page
No.                      Exhibits                                   No.
- ---                      --------                                   ----------

99                       The Registrant's press release dated       4
                         June 12, 1996